YEAR 2000 ISSUES (UNAUDITED)

  The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund' s other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to provide you with this report for the Dreyfus Variable Investment Fund -- Small Cap Portfolio for the 12-month period ended December, 31, 1998. During that period, the Portfolio registered a negative total return of -3.44% ,* which compares with a negative total return of -2.55% for the Russell 2000 Index.**

  In your Portfolio, we have assembled what we believe are some of the best small capitalization companies in the country, but the investing public is disinterested in these stocks. It appears to us that for five straight years, the investing herd has chosen to plow their hard-earned money into the same 50 stocks without regard to traditional valuation methods. What did we do? As investors continued to neglect smaller, well-managed companies, our menu of investment opportunities continued to expand in our efforts to seek capital appreciation for the Portfolio.

ECONOMIC REVIEW

  During 1998, the main regions of the world had very different economic fundamentals. The U.S. entered the year with a strong economy near full employment, with unemployment only slightly above 4%. The tight labor market led the Federal Reserve Board to contemplate a rise in interest rates early in the year, but world economic weakness generated such powerful anti-inflation forces that the Fed acted instead to ease credit beginning in September. After many years of subpar economic growth, continental Europe moved into a sustained economic expansion. The overall European economy benefited as interest rates in peripheral countries such as Spain and Italy fell, approaching the lower levels established by Germany, on the eve of currency unification. Unlike the U.S., Europe has substantial excess capacity of productive plant and labor. In Asia, weak economies were pervasive as a result of a financial crisis. The Latin American economies weakened in turn as the financial stresses spread throughout that region. On balance, there was a substantial weakening of the world economy over the course of 1998 moderated mainly by the American consumer's role as "spender of last resort."

A main influence on the U.S. economy during the year was the foreign financial crisis and consequent cooling of the world economy. The positive effects hit first. Actual inflation and expected inflation dropped, causing a decline in long-term Treasury bond yields and mortgage rates. This caused a boom in housing. The fall in inflation left more of the growth in consumer income with which to buy goods and services. Thus, consumers benefited from a combination of good growth in income after inflation, a strong labor market, and increases in the prices of assets they owned, including bonds, stocks and real estate. In a sense, 1998 was a year of disinflationary boom in the U.S., as above-trend economic growth coincided with negligible inflation.

  The negative effect of Asian weakness was felt in the industrial sector more than in the consumer sector. Corporate profits weakened, especially in sectors affected by the Asian crisis such as world-traded commodities (oil, metals and
paper)    and    exports.

  Evidence of a weaker world economy accumulated during 1998 as the financial stresses continued. A worsened financial crisis occurred between the Russian default in mid-August and the fallout from the Long Term Capital Management hedge fund crisis through early October. However, energetic steps were taken to stabilize the Japanese banks, design a support package for Brazil, ease monetary policy, and help overinvested financial institutions rebuild their cash reserves. Indications of a calming of financial fears were evident in the final months of the year. In any case, there appears to have been a shift in the priorities of key policymakers from fighting potential inflation to restimulating future world economic growth.

  The global economy survived a triple financial crisis in 1998 from Japan, emerging market countries and overextended financial institutions. Excess capacity persists in many worldwide industries after years of high capital spending followed by the onset of a worldwide weakening in demand. Fortunately, the U.S. has led the world in making the transition from the old manufacturing industries to the new growth industries, such as biotechnology, software, computer hardware and the Internet. This contributed to the favorable combination of low unemployment and low inflation in the U.S., and may yet lead toward more efficient allocation of capital elsewhere in the world.

  As 1998 ended, interest rates set by central banks remained in a downtrend in most parts of the world including Europe and the U.S. A similar trend had even begun in many emerging countries, as the stresses of financial crisis relaxed.

MARKET OVERVIEW

  Volatility was the overriding characteristic of equity markets in the year ended December 31. There was stock market strength during the early part of the year. Small-cap indices started to erode in the spring and were joined by large-cap indices by midsummer. Indices declined sharply until the end of August followed by a rebound and then a renewed decline amid financial fears until early October. A strong rally followed in the last three months of the year in response to the easing of monetary policy. Over the 12-month period, the total return on the Standard and Poor's 500 Composite Stock Price Index was 28.60%. Returns on mid-cap and small-cap stock indices continued to be weaker, with a negative total return on small-cap indices.

  Three key trends influenced stock market behavior during the year. First, the Federal Reserve kept the Federal Funds rate flat at 5.5% for nearly nine months of the year, but then began a succession of easing moves. Second, weakness in the economies of emerging countries contributed to declining commodity prices and a drop in long-term Treasury bond yields to multidecade lows. Third, expectations for corporate profits dropped, first in the sectors sensitive to Asian developments such as oil, basic materials and exports and then for a broader list of stocks.

  The trigger for the sharp decline in stocks in August appeared to be the Russian default that month. This resulted in deepening concerns about weaker economic growth and corporate profits. There was also a global margin call on risky assets held by hedge funds and financial institutions. This raised the cost of debt financing for many corporations and many emerging countries. Expectations for economic activity in emerging countries in Asia and Latin America sank; those for U.S. corporate profits were put on hold. Despite the fall in Treasury bond yields, financial stocks led the summer selloff due to concerns that financial difficulties might spread among emerging countries, who might fail to repay loans. However, in the last three months of the year, these fears began to ebb in response to Federal Reserve easing moves.

  The erosion of expectations for corporate profit growth over the last year contributed to an outperformance by a small group of "supercap" growth stocks for much of the year. Investors had more confidence in the prospect for strong persistent earnings growth for this small group of stocks than for the broad market. Value stocks, which often have greater cyclical sensitivity to earnings fluctuations, lagged behind these supercap growth stocks. In addition, many of the financial stocks that fall into the value category fell sharply following the Russian default and global margin call concerns, before rebounding strongly after the Federal Reserve acted.

  The year ended December 31, 1998 was characterized by very different performances of the various market sectors. For example, the total return for the year on the Russell 1000 Index, with a heavy large-cap representation, was 27.02%, while the Russell 1000 Growth Index returned 38.71% and the Russell 1000 Value Index returned 15.63%.** The return on the Russell Midcap Index was 10.09% ** while the small-cap Russell 2000 Index return was negative 2.55%.**

  Another pattern in 1998 was that high quality assets outperformed medium and low quality assets. Treasury bonds outperformed junk bonds; U.S. and European stocks outperformed emerging market stocks; and blue chip stocks, especially major growth stocks, generally rose more than the average stock. In an environment of concern about financial risks, the high-grade assets were the market leaders.

PORTFOLIO FOCUS

  The biggest winner by far for your Portfolio in 1998 was the telecommunications utility, Metromedia Fiber Network, Cl. A. Tapping into the increase in demand for bandwidth by telephone companies and corporations, Metromedia Fiber Network, Cl. A has installed fiber rings in over 40 major metropolitan areas. Another utility, Montana Power, saw its share price appreciate by much more than the average utility when investors started to put a telecom valuation on its Touch America fiber optic network subsidiary. Unfortunately, not all lines in a fiber network are paved in gold. We mistimed our investment in NEXTLINK Communications, Cl. A, a provider of local facilities-based telecommunication services to small- and medium-size businesses. In addition, USN Communications, a reseller of Ameritech's services to small- and medium-size businesses, missed its growth targets too soon after going public, a common occurrence with initial public offerings. In spite of these two misses, the utility sector provided the largest impetus to performance in the Portfolio for the year.

  The broad consumer segment was another sector where your Portfolio benefited from fortuitous stock selection. The standout performer was The Profit Recovery Group International, the leading global provider of accounts payable and other audit recovery services to large retailers and wholesalers. The shares of Mohawk Industries have risen, reflecting the company's growth into the second largest carpet manufacturer as low interest rates helped to fuel the strength of the new construction and refurbishment markets. A major market billboard company, Outdoor Systems, was a winner for us in 1997 and 1998. Other strong contributors in the consumer category were SFX Entertainment, Cl. A which is creating the nation' s first integrated live entertainment network, and Premier Parks, the world' s largest operator of regional theme parks. Some consumer concepts ran into rough spots last year. AMF Bowling saw its international growth derailed when the financial crises hit their targeted Asian and Latin American markets. Consolidated Stores, which was a big winner for your Portfolio in 1997, experienced disappointing traffic in their Odd Lots and Big Lots stores and a competitive toy environment for the all-important Christmas season in its KB Toys division.

  We have become more sanguine about opportunities in the materials and processing sector. This segment, which includes companies in the process industries such as steel, paper and chemicals, has borne the brunt of the Asian crisis. Much of the demand for these commodity products comes from this region. Some industry participants have reacted to global overcapacity by merging with their major competitors and taking high cost capacity out of the system. A better supply-and-demand balance could improve industry pricing if the global economic picture merely stabilizes. The steel producer, AK Steel Holding, and the aggregate producer, Martin Marietta Materials, were the two best stocks in this segment of your Portfolio last year. A third, Culligan Water Technologies, was acquired at a substantial premium by U.S. Filter Corp. last summer. On the negative side, Foster Wheeler continued to be weighed down by its ill-fated Robbins waste-to-energy plant, its dependence on Asia for its boiler business, and its heavy debt load. Birmingham Steel was buffeted by start-up problems and a poorly executed acquisition program.

  After two stupendous years of outsized returns in the Portfolio from the energy sector, our luck ran out in 1998. The group was the worst performer by far in the Russell Index for the year, and we overstayed our welcome in all of our selections in this sector. The weakening global economy, worldwide overproduction and OPEC infighting have caused commodity prices to drop to their lowest levels in 12 years. Our best stock was oilfield services outfit Cooper Cameron because we initiated the position late enough in the year that it reflected all the negative oil patch news. The exploration and production company, Devon Energy, outperformed its peer group because of its low financial and operating risk, higher natural gas content, and well-thought-of acquisition of Northstar Energy, a Canadian independent. After having been the best contributor to your Portfolio in 1997, ship and barge builder Halter Marine Group was the worst performer in 1998. The company continues to experience cost overruns, project delays and supervisory problems on some production projects. Ocean Energy was a big stock for us in 1996 and 1997; however, the company's merger with United Meridian, another exploration and production outfit, has resulted in more financial and operating leverage in an industry environment that has deteriorated since the time of the merger.

  Although the technology sector was a strong contributor to the Russell 2000 Index, our winners were offset by our losers. Technology is arguably the trickiest segment in the market to get right. These companies generally have the greatest growth potential combined with the quickest product obsolescence, and they sell at the highest valuations in the market. We are overweight in technology as we enter 1999 because we think investors will continue to pay a premium for unit growth and pricing power which are scarce in a slowing global environment. As is typical for this sector, there were some huge winners. Network Associates has been a top contributor to your Portfolio in each of the past three years. It has benefited as concerns about computer viruses and network security have fueled demand for the software products it designs. The tremendous popularity of the Internet and its stocks propelled the shares of CMG Information Services which is a holding company for public and private Internet investments. Intuit, Inc. produces Quicken and Turbotax and is expanding into financial services over the Internet. We no longer own any shares of our three worst performing technology stocks. Amkor Technology, which makes packaging for semiconductor chips and the semiconductor industry, was the hardest hit by the Asian crisis. Security Dynamics Technologies experienced a delay in their secure computing product, SecurSight, and JDA Software Group had an earnings disappointment in their product for retailers.

  Although  the  healthcare  sector of the Russell posted a positive return, our selections did not. Our biggest winner was Physio-Control International which produces cardiac arrest emergency equipment. To illustrate the vicissitudes of small-cap investing, this stock was one of our best performing stocks in 1996, one of the worst performing in 1997, and the champ in 1998 by virtue of its takeover by Medtronic, Inc. at a substantial premium. IDX Systems and National Data both rode the wave of increased demand for information systems and services by the healthcare industry. On the other hand, there are segments of healthcare that are rethinking their business strategy in the new political and health benefits environment. Beverly Enterprises (New), as the largest nursing home provider, is having trouble adjusting to the new Medicare reimbursement rules and is under investigation by the Federal government. Concentra Managed Care, a physician practice management company that is temporarily out of favor with
investors,    has    had    to    change    its    business    model.

  In conclusion, small and medium-sized companies generally should, in our opinion, continue to grow their businesses in the current market environment. Therefore, we currently remain positive on small-cap equities. We believe that there is opportunity for growth in the industries in which we invest and the niche markets in which these companies are positioned. We want to assure our investors, both old and new, that we direct our resources into those companies and industries that we believe can propel your Portfolio into the new millennium.

  We thank you for your interest. You may be sure we will continue to exert our best efforts on your behalf.

                                  Sincerely,

            [Hilary R. Woods signature]  [Paul Kandel signature]


            Hilary R. Woods               Paul Kandel

            Co-Portfolio Manager          Co-Portfolio Manager

January 11, 1999

New    York,    N.Y.

*Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

**SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Russell 2000 Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of the largest U.S. companies by market capitalization. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 89% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index consists of the bottom 800 securities in the Russell 1000 Index as ranked by total market capitalization and is a widely accepted measure of medium-cap stock market performance. All indices are unmanaged and include reinvested dividends.



DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO       DECEMBER 31, 1998
-----------------------------------------------------------------------------

    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS VARIABLE
        INVESTMENT FUND, SMALL CAP PORTFOLIO AND THE RUSSELL 2000 INDEX

                                    Dollars

$140,081

Dreyfus Variable Investment Fund, Small Cap Portfolio

$34,490

Russell 2000 Index*

*Source: Lipper Analytical Services, Inc.

Average Annual Total Returns
-----------------------------------------------------------------------------

                      One Year Ended                   Five Years Ended             From Inception (8/31/90)

                     December 31, 1998                 December 31, 1998              to December 31, 1998

                   ____________________             ____________________          _________________________
                           -3.44%                           12.88%                           37.23%
------------------------

Past performance is not predictive of future performance.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

The  above  graph  compares  a  $10,000  investment  made  in  Dreyfus  Variable
Investment Fund, Small Cap Portfolio on 8/31/90 (Inception Date) to a $10,000 investment made in the Russell 2000 Index on that date. All dividends and capital gain distributions are reinvested.

The Portfolio' s performance shown in the line graph takes into account all applicable fees and expenses of the Portfolio. The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Index does not take into account charges, fees and other expenses. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report

DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                    DECEMBER 31, 1998

Common Stocks--95.5%                                                                                Shares             Value
---------------------------------------------------------                                        ____________  _______________
         Commercial Services--5.1%  Outdoor Systems  . . . . . . . . . . . . . . . . . . .(a)         700,000  $     21,000,000

                                    Profit Recovery Group International  . . . . . . . . .(a)         575,000        21,526,563

                                    Reynolds & Reynolds, Cl. A . . . . . . . . . . . . . . .          825,000        18,923,437

                                    Strategic Distribution . . . . . . . . . . . . . . . .(a)         945,000         2,303,437
                                                                                                                _______________

                                                                                                                     63,753,437
                                                                                                                  _______________


           Consumer Durables--1.5%  Mohawk Industries  . . . . . . . . . . . . . . . . . .(a)         435,000        18,297,187
                                                                                                                _______________


       Consumer Non-Durables--5.4%  Fresh Del Monte Produce  . . . . . . . . . . . . . . .(a)         800,000        17,350,000

                                    Movado Group . . . . . . . . . . . . . . . . . . . . . .          550,000        14,643,750

                                    Nautica Enterprises  . . . . . . . . . . . . . . . . .(a)         625,000         9,375,000

                                    Tommy Hilfiger . . . . . . . . . . . . . . . . . . . .(a)         250,000        15,000,000

                                    Warnaco Group, Cl. A . . . . . . . . . . . . . . . . . .          425,000        10,731,250
                                                                                                                _______________

                                                                                                                     67,100,000
                                                                                                                _______________


           Consumer Services--7.5%  Meredith . . . . . . . . . . . . . . . . . . . . . . . .          440,000        16,665,000

                                    Premier Parks  . . . . . . . . . . . . . . . . . . . .(a)         700,000        21,175,000

                                    SFX Entertainment, Cl. A . . . . . . . . . . . . . . . .          400,000        21,950,000

                                    Sun International Hotels . . . . . . . . . . . . . . .(a)         380,000        17,266,250

                                    TCA Cable TV . . . . . . . . . . . . . . . . . . . . . .          450,000        16,059,375

                                                                                                                _______________

                                                                                                                     93,115,625
                                                                                                                _______________


      Electronic Technology--10.3%  CMGI . . . . . . . . . . . . . . . . . . . . . . . . .(a)         155,000        16,507,500

                                    Cordant Technologies . . . . . . . . . . . . . . . . . .          360,000        13,500,000

                                    FORE Systems . . . . . . . . . . . . . . . . . . . . .(a)         950,000        17,396,875

                                    Lattice Semiconductor  . . . . . . . . . . . . . . . .(a)         500,000        22,953,125

                                    Newport News Shipbuilding  . . . . . . . . . . . . . . .          550,000        18,390,625

                                    Novellus Systems . . . . . . . . . . . . . . . . . . .(a)         350,000        17,325,000

                                    Sanmina  . . . . . . . . . . . . . . . . . . . . . . .(a)         350,000        21,875,000

                                                                                                                _______________

                                                                                                                    127,948,125

                                                                                                                _______________


             Energy Minerals--1.2%  Devon Energy . . . . . . . . . . . . . . . . . . . . . .          335,000        10,280,312

                                    Ocean Energy . . . . . . . . . . . . . . . . . . . . . .          842,000         5,315,125

                                                                                                                _______________

                                                                                                                     15,595,437

                                                                                                                _______________


                    Finance--17.8%  Berkley (W.R.) . . . . . . . . . . . . . . . . . . . . .          375,000        12,773,438

                                    CCB Financial  . . . . . . . . . . . . . . . . . . . . .          180,000        10,260,000

                                    Charter One Financial  . . . . . . . . . . . . . . . . .          567,000        15,734,250

                                    D&N Financial  . . . . . . . . . . . . . . . . . . . . .          253,550         5,990,119

                                    Dime Bancorp . . . . . . . . . . . . . . . . . . . . . .          500,000        13,218,750

                                    Duff & Phelps Credit Rating  . . . . . . . . . . . . .(b)         280,000        15,347,500

                                    Enhance Financial Services Group . . . . . . . . . . . .          420,000        12,600,000

                                    Everest Reinsurance Holdings . . . . . . . . . . . . . .          475,000        18,495,313

                                    Executive Risk . . . . . . . . . . . . . . . . . . . . .          332,500        18,266,719

                                    FBL Financial Group, Cl. A . . . . . . . . . . . . . . .          650,000        15,762,500

                                    Fremont General  . . . . . . . . . . . . . . . . . . . .          520,000        12,870,000

                                    Horace Mann Educators  . . . . . . . . . . . . . . . . .          500,000        14,250,000

DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                        DECEMBER 31, 1998

Common Stocks (continued)                                                                          Shares             Value
---------------------------------------------------------                                        ____________   _______________

               Finance (continued)  Legg Mason . . . . . . . . . . . . . . . . . . . . . . .          155,600  $      4,911,125

                                    Liberty Financial  . . . . . . . . . . . . . . . . . . .          305,000         8,235,000

                                    Protective Life  . . . . . . . . . . . . . . . . . . . .          400,000        15,925,000

                                    Reliance Group Holdings  . . . . . . . . . . . . . . . .        1,000,000        12,875,000

                                    Terra Nova (Bermuda) Holdings, Cl. A . . . . . . . . . .          570,000        14,392,500
                                                                                                                _______________

                                                                                                                    221,907,214
                                                                                                                _______________


             Health Services--4.6%  Beverly Enterprises  . . . . . . . . . . . . . . . . .(a)       1,250,000         8,437,500

                                    Covance  . . . . . . . . . . . . . . . . . . . . . . .(a)         350,000        10,193,750

                                    Foundation Health Systems, Cl. A . . . . . . . . . . .(a)         870,000        10,385,625

                                    IDX Systems  . . . . . . . . . . . . . . . . . . . . .(a)         365,000        16,060,000

                                    Universal Health Services, Cl. B . . . . . . . . . . .(a)         245,000        12,709,375
                                                                                                                _______________

                                                                                                                     57,786,250

                                                                                                                _______________


           Health Technology--3.2%  Gilead Sciences  . . . . . . . . . . . . . . . . . . .(a)         500,000        20,531,250

                                    Mentor . . . . . . . . . . . . . . . . . . . . . . . . .          240,000         5,625,000

                                    Pharmacyclics  . . . . . . . . . . . . . . . . . . . .(a)         551,000        14,050,500

                                                                                                                _______________

                                                                                                                     40,206,750

                                                                                                                _______________


         Industrial Services--4.0%  Cooper Cameron . . . . . . . . . . . . . . . . . . . .(a)         350,000         8,575,000

                                    Global Industries  . . . . . . . . . . . . . . . . . .(a)         900,000         5,512,500

                                    Granite Construction . . . . . . . . . . . . . . . . . .          400,000        13,425,000

                                    IMCO Recycling . . . . . . . . . . . . . . . . . . . . .          625,000         9,648,438

                                    Safety-Kleen . . . . . . . . . . . . . . . . . . . . .(a)         750,000        10,593,750

                                    Superior Energy Services . . . . . . . . . . . . . . .(a)         625,000         1,777,344

                                                                                                                _______________

                                                                                                                     49,532,032

                                                                                                                  _______________


         Non-Energy Minerals--3.6%  AK Steel Holding . . . . . . . . . . . . . . . . . . . .          755,000        17,742,500

                                    Martin Marietta Materials  . . . . . . . . . . . . . . .          245,000        15,235,937

                                    Minerals Technologies  . . . . . . . . . . . . . . . . .          300,000        12,281,250

                                                                                                                _______________

                                                                                                                     45,259,687

                                                                                                                _______________


          Process Industries--5.1%  Albany International, Cl. A  . . . . . . . . . . . . . .          714,000        13,521,375

                                    Crompton & Knowles . . . . . . . . . . . . . . . . . . .          625,000        12,929,687

                                    OM Group . . . . . . . . . . . . . . . . . . . . . . . .          320,000        11,680,000

                                    RPM  . . . . . . . . . . . . . . . . . . . . . . . . . .          700,000        11,200,000

                                    Smurfit-Stone Container  . . . . . . . . . . . . . . .(a)         900,000        14,231,250

                                                                                                                _______________

                                                                                                                     63,562,312

                                                                                                                _______________


      Producer Manufacturing--5.8%  Crane  . . . . . . . . . . . . . . . . . . . . . . . . .          475,000        14,339,063

                                    Halter Marine Group  . . . . . . . . . . . . . . . . .(a)         700,000         3,412,500

                                    Harsco . . . . . . . . . . . . . . . . . . . . . . . . .          325,000         9,892,187

                                    MagneTek . . . . . . . . . . . . . . . . . . . . . . .(a)       1,293,500        14,956,094

                                    Titan International  . . . . . . . . . . . . . . . . .(b)       1,250,000        11,875,000

                                    U.S. Can . . . . . . . . . . . . . . . . . . . . . . .(a)         500,000         8,937,500

                                    Wyman-Gordon . . . . . . . . . . . . . . . . . . . . .(a)         855,000         8,763,750

                                                                                                                _______________

                                                                                                                     72,176,094

                                                                                                                _______________

DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                        DECEMBER 31, 1998

Common Stocks (continued)                                                                          Shares             Value
---------------------------------------------------------                                        ____________   _______________

                Retail Trade--2.2%  Consolidated Stores  . . . . . . . . . . . . . . . . .(a)         360,000     $   7,267,500

                                    Tiffany & Co.  . . . . . . . . . . . . . . . . . . . . .          400,000        20,750,000

                                                                                                                _______________

                                                                                                                     28,017,500

                                                                                                                _______________

         Technology Services--8.2%  Aspect Development . . . . . . . . . . . . . . . . . .(a)         375,000        16,617,187

                                    Intuit . . . . . . . . . . . . . . . . . . . . . . . .(a)         350,000        25,375,000

                                    National Data  . . . . . . . . . . . . . . . . . . . . .          300,000        14,606,250

                                    Network Associates . . . . . . . . . . . . . . . . . .(a)         450,000        29,812,500

                                    Rational Software  . . . . . . . . . . . . . . . . . .(a)         600,000        15,900,000

                                                                                                                _______________

                                                                                                                    102,310,937

                                                                                                                _______________

              Transportation--1.3%  Expeditors International of Washington . . . . . . . . .          375,000        15,750,000

                                                                                                                _______________

                   Utilities--8.7%  IPALCO Enterprises . . . . . . . . . . . . . . . . . . .          235,000        12,998,438

                                    Metromedia Fiber Network, Cl. A  . . . . . . . . . . .(a)       1,350,000        45,225,000

                                    Minnesota Power  . . . . . . . . . . . . . . . . . . . .          265,000        11,660,000

                                    Montana Power  . . . . . . . . . . . . . . . . . . . . .          250,000        14,140,625

                                    National Fuel Gas  . . . . . . . . . . . . . . . . . . .          295,000        13,330,312

                                    Sierra Pacific Resources . . . . . . . . . . . . . . . .          300,000        11,400,000

                                                                                                                _______________

                                                                                           .                        108,754,375

                                                                                                                _______________

                                    TOTAL COMMON STOCKS

                                    (cost $911,477,544)  . . . . . . . . . . . . . . . . . .                     $1,191,072,962

                                                                                                                _______________


                                                                                                 Principal
Short-Term Investments--4.6%                                                                      Amount
----------------------------------------------------------------------------------------------- --------------  ---------------

              U.S. Treasury Bills:  4.01%, 1/7/1999  . . . . . . . . . . . . . . . . . . . .    $     224,000      $    223,870

                                    3.99%, 1/14/1999 . . . . . . . . . . . . . . . . . . . .          562,000           561,271

                                    4.27%, 1/21/1999 . . . . . . . . . . . . . . . . . . . .       33,864,000        33,781,203

                                    4.19%, 1/28/1999 . . . . . . . . . . . . . . . . . . . .        9,980,000         9,951,956

                                    4.38%, 2/18/1999 . . . . . . . . . . . . . . . . . . . .          804,000           799,626

                                    4.35%, 3/4/1999  . . . . . . . . . . . . . . . . . . . .        1,758,000         1,744,768

                                    4.41%, 3/18/1999 . . . . . . . . . . . . . . . . . . . .        2,021,000         2,003,114

                                    4.43%, 3/25/1999 . . . . . . . . . . . . . . . . . . . .        5,664,000         5,607,320

                                    4.47%, 4/1/1999  . . . . . . . . . . . . . . . . . . . .        1,871,000         1,850,606
                                                                                                                _______________

                                    TOTAL SHORT-TERM INVESTMENTS

                                    (cost $56,519,954) . . . . . . . . . . . . . . . . . . .                   $     56,523,734
                                                                                                                _______________


TOTAL INVESTMENTS (cost $967,997,498). . . . . . . . . . . . . . . . . . . . . . . . . . . . .         100.1%    $1,247,596,696
                                                                                                      _______    ______________


LIABILITIES, LESS CASH AND RECEIVABLES . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (.1%)   $     (792,801)
                                                                                                      _______    ______________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         100.0%    $1,246,803,895
                                                                                                      _______    ______________

Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Non-income producing.

(b) Investments in non-controlled affiliates (cost $20,111,683)--see Note 1(d).

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                         DECEMBER 31, 1998

                                                                                                   Cost              Value
                                                                                             ________________   _______________
ASSETS:                    Investments in securities--See Statement of Investments . . . .   $    967,997,498    $1,247,596,696

                           Cash  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              527,657

                           Receivable for investment securities sold . . . . . . . . . . .                            4,280,982

                           Dividends and interest receivable . . . . . . . . . . . . . . .                              688,170

                           Prepaid expenses  . . . . . . . . . . . . . . . . . . . . . . .                               13,088
                                                                                                                _______________

                                                                                                                  1,253,106,593
                                                                                                                _______________

LIABILITIES:               Due to The Dreyfus Corporation and affiliates . . . . . . . . .                              760,164

                           Payable for investment securities purchased . . . . . . . . . .                            5,504,848

                           Accrued expenses  . . . . . . . . . . . . . . . . . . . . . . .                               37,686
                                                                                                                _______________

                                                                                                                      6,302,698
                                                                                                                _______________

NET ASSETS     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       $1,246,803,895
                                                                                                                _______________

REPRESENTED BY:            Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . .                       $1,055,098,539

                           Accumulated undistributed investment income--net  . . . . . . .                              858,211

                           Accumulated net realized gain (loss) on investments . . . . . .                          (88,752,053)

                           Accumulated net unrealized appreciation (depreciation)
                           on investments--Note 4 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       279,599,198
                                                                                                                _______________

NET ASSETS     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       $1,246,803,895
                                                                                                                _______________

SHARES OUTSTANDING

(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED) . . . . . .                           23,128,720

NET ASSET VALUE, offering and redemption price per share . . . . . . . . . . . . . . . . .                               $53.91
                                                                                                                        _______










                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                          YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
INCOME:         Cash dividends:

                              Unaffiliated issuers . . . . . . . . . . . . . . . . . . . .     $    6,887,163

                              Affiliated issuers--Note 1(d)  . . . . . . . . . . . . . . .             52,350

                                                                                               ______________

                                                                                                                 $    6,939,513

                           Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . .                            3,514,803

                                                                                                                 ______________

                                 Total Income  . . . . . . . . . . . . . . . . . . . . . .                           10,454,316

EXPENSES:                  Investment advisory fee--Note 3(a)  . . . . . . . . . . . . . .          9,335,756

                           Custodian fees--Note 3(a) . . . . . . . . . . . . . . . . . . .             91,263

                           Prospectus and shareholders' reports  . . . . . . . . . . . .               78,473

                           Professional fees . . . . . . . . . . . . . . . . . . . . . . .             28,670

                           Trustees' fees and expenses--Note 3(b)  . . . . . . . . . . .               19,658

                           Registration fees . . . . . . . . . . . . . . . . . . . . . . .             12,131

                           Loan commitment fees--Note 2  . . . . . . . . . . . . . . . . .              6,825

                           Shareholder servicing costs . . . . . . . . . . . . . . . . . .              4,138

                           Miscellaneous     . . . . . . . . . . . . . . . . . . . . . . .             21,152

                                                                                               ______________

                                 Total Expenses  . . . . . . . . . . . . . . . . . . . . .                            9,598,066

                                                                                                                 ______________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              856,250

                                                                                                                 ______________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                Net realized gain (loss) on investments:

                              Unaffiliated issuers . . . . . . . . . . . . . . . . . . . .     $  (65,656,620)

                              Affiliated issuers . . . . . . . . . . . . . . . . . . . . .        (22,794,648)

                                                                                               ______________

                                 Net Realized Gain (Loss)  . . . . . . . . . . . . . . . .                          (88,451,268)

                           Net unrealized appreciation (depreciation) on investments:

                              Unaffiliated issuers . . . . . . . . . . . . . . . . . . . .         39,029,449

                              Affiliated issuers . . . . . . . . . . . . . . . . . . . . .          1,196,250        40,225,699

                                                                                               ______________    ______________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . . . . . .                          (48,225,569)

                                                                                                                 ______________

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . .                         $ (47,369,319)

                                                                                                                 ______________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                       Year Ended              Year Ended

                                                                                    December 31, 1998      December 31, 1997
                                                                                    __________________     __________________
OPERATIONS:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $         856,250        $     1,358,446

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . .           (88,451,268)            96,378,291

  Net unrealized appreciation (depreciation) on investments  . . . . . . . . . .            40,225,699             72,300,596

                                                                                      ________________       ________________

       Net Increase (Decrease) in Net Assets Resulting from Operations . . . . .           (47,369,319)           170,037,333

                                                                                      ________________       ________________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . .                (4,484)            (1,354,282)

  Net realized gain on investments . . . . . . . . . . . . . . . . . . . . . . .           (23,750,579)           (71,603,959)

                                                                                      ________________       ________________

       Total Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (23,755,063)           (72,958,241)

                                                                                      ________________       ________________

BENEFICIAL INTEREST TRANSACTIONS:

  Net proceeds from shares sold  . . . . . . . . . . . . . . . . . . . . . . . .           208,013,634            203,123,864

  Dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            23,755,063             72,958,241

  Cost of shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . .          (188,132,272)           (59,234,781)

                                                                                      ________________       ________________

       Increase (Decrease) in Net Assets from Beneficial Interest Transactions .            43,636,425            216,847,324
                                                                                      ________________       ________________

         Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . .           (27,487,957)           313,926,416

NET ASSETS:

  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         1,274,291,852            960,365,436
                                                                                      ________________       ________________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $1,246,803,895         $1,274,291,852
                                                                                      ________________       ________________


UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . .    $          858,211   $              6,445
                                                                                      ________________       ________________

                                                                                           Shares                 Shares
                                                                                      ________________       ________________

CAPITAL SHARE TRANSACTIONS:

  Shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             3,992,161              3,591,846

  Shares issued for dividends reinvested . . . . . . . . . . . . . . . . . . . .               525,438              1,337,947

  Shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (3,690,117)            (1,069,993)
                                                                                      ________________       ________________

       Net Increase (Decrease) in Shares Outstanding . . . . . . . . . . . . . .               827,482              3,859,800
                                                                                      ________________       ________________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.


                                                                                   Year Ended December 31,
                                                                 ____________________________________________________________

PER SHARE DATA:                                             1998           1997           1996           1995         1994
                                                           ______         ______         ______         ______       ______
   Net asset value, beginning of period  . . . . .         $57.14         $52.08         $46.13         $36.52       $34.45
                                                           ______         ______         ______         ______       ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . .            .04            .07            .10            .16          .17

   Net realized and unrealized gain (loss)
     on investments  . . . . . . . . . . . . . . .          (2.21)          8.49           7.53          10.54         2.50
                                                           ______         ______         ______         ______       ______

   TOTAL FROM INVESTMENT OPERATIONS  . . . . . . .          (2.17)          8.56           7.63          10.70         2.67
                                                           ______         ______         ______         ______       ______

   Distributions:

   Dividends from investment income--net . . . . .           (.00)*         (.07)          (.10)          (.18)        (.16)

   Dividends from net realized gain on investments .        (1.06)         (3.43)         (1.51)          (.91)        (.33)

   Dividends in excess of net realized gain on
     investments . . . . . . . . . . . . . . . . .             --             --           (.07)            --         (.11)
                                                           ______         ______         ______         ______       ______

   TOTAL DISTRIBUTIONS . . . . . . . . . . . . . .          (1.06)         (3.50)         (1.68)         (1.09)        (.60)
                                                           ______         ______         ______         ______       ______

   Net asset value, end of period  . . . . . . . .         $53.91         $57.14         $52.08         $46.13       $36.52
                                                           ______         ______         ______         ______       ______


TOTAL INVESTMENT RETURN. . . . . . . . . . . . . .          (3.44%)        16.75%         16.60%         29.38%        7.75%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . ..           .77%           .78%           .79%           .83%         .55%

   Ratio of net investment income
     to average net assets . . . . . . . . . . . .            .07%           .12%           .24%           .54%        1.18%

   Decrease reflected in above expense ratios due
     to undertakings by The Dreyfus Corporation  .             --             --             --             --          .52%

   Portfolio Turnover Rate   . . . . . . . . . . .          75.04%         79.00%         89.10%         99.02%      106.00%

   Net Assets, end of period (000's Omitted)   . .     $1,246,804     $1,274,292       $960,365       $543,281     $173,215

------------

* Amount represents less than $.01 per share.


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

 Dreyfus Variable Investment Fund (the "Fund" ) is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company, operating as a series company currently offering thirteen series, including the Small Cap Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Series' investment objective is to maximize capital appreciation. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the Series' shares, which are sold without a sales charge.

The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

 The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

 (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

 (B) FOREIGN CURRENCY TRANSACTIONS: The Series does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and
unrealized    gain    or    loss    from    investments.

 Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

 (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Series received net earnings credits of

DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
-----------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

$35,176 during the period ended December 31, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

 (D) AFFILIATED ISSUERS: Issuers in which the Series held 5% or more of the outstanding voting securities are defined as "affiliated" in the Act. The following summarizes affiliated issuers during the period ended December 31, 1998:

                                       SHARES

                  ________________________________________________

                                           BEGINNING                                    END OF      DIVIDEND       MARKET

NAME OF ISSUER                              OF PERIOD       PURCHASES       SALES       PERIOD       INCOME         VALUE
_____________                               _________       _________     ________    __________    ________    _____________
Duff & Phelps Credit Rating. . . . . . . .    280,000           --           --          280,000     $33,600      $15,347,500

Pharmacyclics* . . . . . . . . . . . . . .    550,000          16,000       15,000       551,000        --         14,050,500

Titan International. . . . . . . . . . . .    660,000         590,000        --        1,250,000      18,750       11,875,000

------------

* No longer an affiliated issuer at December 31, 1998.

 (E) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Series not to distribute such gain.

(F) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

 The Series has an unused capital loss carryover of approximately $87,485,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1998. If not applied, the carryover expires in fiscal 2006.

NOTE 2--BANK LINE OF CREDIT:

 The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Series has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Series at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 1998, the Series did not borrow under the Facility.

NOTE 3--INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

 (A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the Series' average daily net assets and is payable monthly.

 The Series compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series. During the period ended December 31, 1998, the Series was charged $204 pursuant to the transfer agency agreement.

DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Series compensates Mellon under a custody agreement for providing custodial services for the Series. During the period ended December 31, 1998, the Series was charged $91,263 pursuant to the custody agreement.

 (B) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--SECURITIES TRANSACTIONS:

 The following summarizes the aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1998:

                                                                            PURCHASES                           SALES
                                                                          ______________                   ______________
     Unaffiliated issuers  . . . . . . . . . . . . . . . . . . . . .        $935,166,920                     $875,764,395

     Affiliated issuers  . . . . . . . . . . . . . . . . . . . . . .           5,682,375                        8,617,712
                                                                          ______________                   ______________

         TOTAL . . . . . . . . . . . . . . . . . . . . . . . . . . .        $940,849,295                     $884,382,107
                                                                          ______________                   ______________

 At December 31, 1998, accumulated net unrealized appreciation on investments was $279,599,198, consisting of $342,641,754 gross unrealized appreciation and $63,042,556 gross unrealized depreciation.

 At December 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES

DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO

  We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Small Cap Portfolio, (one of the series constituting the Dreyfus Variable Investment Fund) as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation by examination of securities held by the custodian as of December 31, 1998 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Small Cap Portfolio at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.





New York, New York

February 4, 1999


DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
-----------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (UNAUDITED)

  For Federal tax purposes the Series hereby designates $1.0582 per share as a long-term capital gain distribution of the $1.0596 per share paid on September
14,    1998.

  The Series also designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 1998 as qualifying for the corporate dividends received deduction.
                                   [reg.tm logo]

                                   (reg.tm)

DREYFUS VARIABLE INVESTMENT FUND,

SMALL CAP PORTFOLIO

200 Park Avenue

New York, NY 10166

INVESTMENT ADVISER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940










Printed in U.S.A.                                             121AR9812

Variable

Investment Fund,

SMALL CAP PORTFOLIO

Annual Report

December 31, 1998